SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12


                            Sims Communications, Inc.
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                      1624 Washington St., Denver, CO 80203
                                 (303) 839-0061
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

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   2) Aggregate number of securities to which transaction applies:

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   3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:

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   4) Proposed maximum aggregate value of transaction:

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      [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:

         -----------------------------------

   2)    Form, Schedule or Registration No.:

         -----------------------------------

   3)    Filing Party:

         -----------------------------------

   4)    Date Filed:

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                            Sims Communications, Inc.
                                   18001 cowan
                                   Suite C & D
                                 Irvine CA 92614
                                 (949) 261-6665

           ----------------------------------------------------------
                          NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD OCTOBER 14, 1999
           ----------------------------------------------------------

To the Shareholders:

     Notice is hereby given that a Special Meeting of the shareholders of Sims Communications, Inc. (the "Company") will be held at 18001 cowan, Suite C & D, Irvine, CA 92614 on October 14, 1999, at 10:30 A.M., for the following purpose:

     To approve the issuance of such number of shares of common stock as may be required by the terms of the Company's Series C Preferred Stock: and to transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of September 15, 1999, there were 17,478,452 shares of the Company's Common Stock issued and outstanding.

                                                 Sims Communications, Inc.

September 20, 1999                               By Mark Bennett
                                                    President






PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN THE PROXY CARD. TO SAVE THE COST OF FURTHER SOLICITATION PLEASE MAIL YOUR PROXY CARD PROMPTLY.

                            Sims Communications, Inc.
                                   18001 cowan
                                   Suite C & D
                                 Irvine CA 92614
                                 (949) 261-6665

          ------------------------------------------------------------
                                 PROXY STATEMENT
          ------------------------------------------------------------

    The accompanying proxy is solicited by the Board of Directors of the Company for voting at a Special Meeting of shareholders to be held on October 14, l999, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the Special Meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about September 20, 1999.

    There is one class of capital stock outstanding. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of Common Stock voting in person or represented by proxy is required to approve the proposal to come before the meeting.

                             PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of September 15, 1999, information with respect to the only persons owning beneficially 5% or more of the outstanding Common Stock and the number and percentage of outstanding shares owned by each director and officer and by the Company's officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of Common Stock.

Name and Address                          Shares Owned  (1)       Percent of
----------------                          -----------------       -----------
                                                                    Class
                                                                    -----

Mark Bennett                                224,900                     1%
18001 Cowan, Suite C&D
Irvine, CA 92614

Michael Malet                               157,802                      *
18001 Cowan, Suite C&D
Irvine, CA 92614

Marvin Berger                                65,000                      *
18001 Cowan, Suite C&D
Irvine, CA 92614

David Breslow                                10,000                      *
701 N. Brand, #380
Glendale, CA  91203

Julio Curra                                      __                      *
1767 Veterans Memorial Highway, #6
Islandia, NY  11722                        ________                   ____

Officers and Directors as a
Group (5 persons)                           457,702                   2.6%
                                            =======                   ====

*Less than 1%

(1) Excludes shares issuable prior to December 31, 1998 upon the exercise of options or warrants granted to the following persons:



      Name                   Options exercisable prior to December 31, 1998
      ----                   ----------------------------------------------

      Mark Bennett                          1,575,500
      Michael Malet                         1,382,000
      Mavin Berger                             25,000
      David Breslow                            10,000
      Julio Curra                                  --



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            PROPOSAL TO APPROVE ISSUANCE OF COMMON STOCK AS REQUIRED
                      BY TERMS OF SERIES C PREFERRED STOCK

    In November and December 1998 the Company sold 1,700,000 shares of its Series C Preferred Stock (the "Preferred Shares") to a group of institutional investors for $1,700,000. In connection with the sale of the Preferred Shares the Company also issued 45 Preferred Shares to a sales agent. Each Preferred Shares is convertible into shares of the Company's common stock equal in number to the amount determined by dividing $1,000 by the lower of (i) $1.50 ($1.28 in the case of 750 Preferred Shares sold in December 1998), or (ii) the average price of the Company's common stock for any two trading days during the twenty-two trading days preceding the conversion date.

    The Company's common stock trades on the NASDAQ SmallCap Market. The rules of NASDAQ require a corporation, the securities of which are listed on NASDAQ, to obtain shareholder approval if 20% or more a corporation's common stock will be sold in a private offering and below the greater of the book value or market price of the corporation's common stock.

    Immediately prior to the sale of the Preferred Shares, the Company had 9,417,957 issued and outstanding shares of common stock. The market price of the Company's common stock on the date the Preferred Shares were sold was $1.25 per share.

    For purposes of applying this particular rule to shares issuable upon the conversion of the Preferred Shares, the NASDAQ considers (i) the issuance of common stock upon the conversion of the Preferred Shares to be a sale of the Company's common stock, (ii) the price at which the Preferred Shares are converted (the "Conversion Price") to be the price at which the shares of common stock are sold, (iii) the price of the Company's common stock on the date of the sale of the Preferred Shares ($1.25) to be the "market price" and (iv) any shares issued at a Conversion Price which is less than $1.25 to be issued at less than market price.

    Consequently, the NASDAQ rule would prohibit the Company from issuing more than 1,883,591 shares at a Conversion Price of less than $1.25 unless shareholder approval is obtained for the issuance of these additional shares.

    Since the Series C Preferred Shares could be converted into shares of the Company's common stock at a Conversion Price which is less than $1.25, it is possible, depending upon the market price of the Company's common stock on the date of the conversion, that more than 1,883,591 shares could be issued at a conversion price of less than $1.25 per share.

    In order to avoid any violation of the NASDAQ rules relating to the issuance of shares below the market price of the Company's common stock, the terms of the Preferred Shares provide that no more than 1,883,591 shares may be issued at a Conversion Price which is less than $1.25, unless the Company obtains shareholder approval for the issuance of more than 1,883,591 shares at a Conversion Price of less than $1.25.

    If a majority of the shareholders present in person or by proxy at the annual meeting do not approve the additional issuance of shares, the Company may be required to redeem those Preferred Shares which would otherwise be convertible, at a Conversion Price of less than $1.25, into more than 1,883,591 shares. The redemption price for each Preferred Share is $1,150.

    The Company is requesting the Company's shareholders to approve the issuance of such number of common shares as may be required upon the conversion of the Preferred Shares. The Company's Board of Directors believes that approval of this proposal is in the best interests of both the Company and its shareholders and unanimously recommends that shareholders vote "FOR" this Proposal.

                                     GENERAL

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company, including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

         Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                            SIMS COMMUNICATIONS INC.
                                                                          PROXY
                This Proxy is Solicited by the Board of Directors

         The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of stockholders, to be held October 14, 1999, 10:30 A.M. local time, at 18001 cowan, Suite C & D, Irvine CA 92614, and hereby appoints Mark Bennett or Michael Malet, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

    (1) To approve the issuance of such number of shares of common stock as may be required by the terms of the Company's Series C Preferred Stock.



                         / / FOR / / AGAINST / / ABSTAIN

         To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                 Dated this ____ day of ___________ 1999.


                                                  ___________________________
                                                          (Signature)


                                                  ___________________________
                                                          (Signature)

                                            Please sign your name  exactly as it
                                            appears on your  stock  certificate.
                                            If  shares  are held  jointly,  each
                                            holder   should   sign.   Executors,
                                            trustees,   and  other   fiduciaries
                                            should so indicate when signing.

                                            Please  Sign,  Date and Return  this
                                            Proxy  so that  your  shares  may be
                                            voted at the meeting.